UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DUK	New York Stock Exchange LLC
5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC
5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.   Regulation FD Disclosure.

Pursuant to the Order of the Securities and Exchange Commission dated March 25, 2020 (the “SEC Order”), granting exemptions from the reporting requirements under the Securities Exchange Act of 1934 for certain public companies as a result of the COVID-19 pandemic, Duke Energy Corporation (the “Corporation”) is filing this Form 8-K to announce its intention to file the Form 10-Q for the quarter ended March 31, 2020 (the “Form 10-Q”), on May 12, 2020, rather than May 11, 2020, the deadline for accelerated filers such as the Corporation. This delay is necessitated by the additional time required by our workforce, who are largely working remotely during the COVID-19 pandemic, to complete the processes necessary for our internal controls. Also, pursuant to the SEC Order requirement to include a risk factor regarding the material impacts of the COVID-19 pandemic in this Form 8-K, the Corporation sets forth the Risk Factor below which will be included in its Form 10-Q.

Item 8.01. Other Events.

The operations of the Corporation and its regulated subsidiaries (the “Duke Energy Registrants”) have been and may be affected by COVID-19 in ways listed below and in ways the Corporation cannot predict at this time.

The COVID-19 pandemic has begun to impact the Duke Energy Registrants' business strategy, results of operations, financial position and cash flows, albeit not materially as of this filing date, from specific activities listed below:

•	Decreased demand for electricity and natural gas;
•	Delays in rate cases and other legal proceedings; and
•	The health and availability of our critical personnel and their ability to perform business functions.

Furthermore, due to the unpredictability of the COVID-19 pandemic’s ongoing impact on global health and economic stability as of this filing date, the Duke Energy Registrants expect that the activities listed below could negatively impact their business strategy, results of operations, financial position and cash flows:

•	An inability to procure satisfactory levels of fuels or other necessary equipment to continue production of electricity and delivery of natural gas;
•	An inability to obtain labor or equipment necessary for the construction of generation projects or pipeline expansion;
•	An inability to maintain information technology systems and protections from cyberattack;
•	An inability to obtain financing in volatile financial markets;
•	Additional federal regulation tied to stimulus and other aid packages;
•	Impairment charges to certain assets, including goodwill; and
•	Actions of state utility commissions or federal or state governments to allow customers to suspend or delay payment of bills related to the provision of electric or gas services.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: May 8, 2020	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Assistant Corporate Secretary